UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 21, 2025

ZRCN Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-56380	83-2756695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1580 Dell Avenue, Campbell, CA 95008

(Address of principal executive offices and zip code)

(408) 963-4550

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered under Section 12(g) of the Exchange Act:

Common Stock, par value $0.0001 per share

(Title of class)

Item 8.01. Other events

On February 24, 2025, the Company issued a press release announcing that its common stock has qualified to trade on the OTCQX Best Market under the symbol “ZRCN.” A copy of the press release is filed as Exhibit 99.1 to this form 8-K.

Item 9.01 Financial Statements and Exhibits.

99.1	Press release of ZRCN Inc., dated February 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZRCN Inc.

Date: February 25, 2025	By:	/s/ Jeff Parsons
Jeff Parsons
Chief Financial Officer

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